OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Small & Mid Cap Fund

Old Westbury Strategic Opportunities Fund

Old Westbury Real Return Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(the “Funds”)

Supplement Dated August 6, 2014 to the

Statement of Additional Information (“SAI”) dated March 1, 2014, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s SAI dated March 1, 2014, as supplemented.

Old Westbury Large Cap Strategies Fund

Effective on August 14, 2014 (the “Effective Date”), Oldfield Partners LLP (“Oldfield”) will no longer act as a sub-adviser for a portion of the Old Westbury Large Cap Strategies Fund’s portfolio. On the Effective Date, Bessemer Investment Management LLC, the Fund’s investment adviser, will assume the day-to-day investment management responsibility for the portion of the Fund assets managed by Oldfield prior to the Effective Date.

Accordingly, all references and information with regard to Oldfield, including Oldfield’s portfolio manager, are deleted as of the Effective Date.

All Funds

Effective as of the date of this Supplement, the following disclosure is added as the second paragraph under the heading “SECURITIES IN WHICH THE FUNDS INVEST – Derivative Instruments – Hybrid or Linked Instruments” on p. 13:

Hybrid instruments also include “market access products” (“MAPs”), which may be structured as participatory notes, debt or equity warrants, options, total return swaps or other similarly structured instruments that are linked to an underlying equity security. MAPs provide for synthetic exposure to the price movements of an underlying local foreign equity security (e.g., if the underlying equity security decreases in value, the value of the MAP will decrease commensurately). MAPs are subject to certain risks, including, but not limited to, the same risks as direct investments in securities of foreign issuers and the risks generally associated with investing in derivative instruments. In addition, MAPs are subject to counterparty risk because the security is typically issued by another financial institution or banking entity. If the counterparty suffers a significant credit event and cannot perform, or it is perceived that the counterparty cannot perform, its obligations under the terms of the agreement, a MAP may lose value regardless of the strength of the underlying equity security. Additionally, the liquidity of MAPs may be limited because there is typically no secondary market trading in such instruments (they are generally bought and sold through the issuing counterparty).

In addition, effective as of the date of this Supplement, the table under the heading “SECURITIES IN WHICH THE FUNDS INVEST” is modified by indicating that “Structured Notes” under “Derivative Instruments” are permissible investments and techniques for each of the Old Westbury Large Cap Core Fund, Old Westbury Large Cap Strategies Fund, Old Westbury Small & Mid Cap Fund and Old Westbury Municipal Bond Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE